Debt securities in issue	6 Months Ended
Jun. 30, 2022
Debt Securities In Issue [Abstract]
Debt securities in issue
Note 10: Debt securities in issue

	At 30 June 2022			At 31 December 2021
	At fair value through profit or loss £m	At amortised cost £m	Total £m	At fair value through profit or loss £m	At amortised cost £m	Total £m

Medium-term notes issued	5,614	24,507	30,121	6,504	23,820	30,324
Covered bonds	—	15,280	15,280	—	17,407	17,407
Certificates of deposit	—	2,027	2,027	—	290	290
Securitisation notes	29	3,574	3,603	33	3,672	3,705
Commercial paper	—	7,835	7,835	—	3,535	3,535
	5,643	53,223	58,866	6,537	48,724	55,261
The notes issued by the Group’s securitisation and covered bond programmes are held by external parties and by subsidiaries of the Group.
Securitisation programmes
At 30 June 2022, external parties held £3,603 million (31 December 2021: £3,705 million) of the Group's securitisation notes in issue; these notes, together with those held internally, are secured on loans and advances to customers and debt securities held at amortised cost amounting to £30,134 million (31 December 2021: £30,965 million), the majority of which have been sold by subsidiary companies to bankruptcy remote structured entities. The structured entities are consolidated fully and all of these loans are retained on the Group's balance sheet.
Covered bond programmes
At 30 June 2022, external parties held £15,280 million (31 December 2021: £17,407 million) of the Group's covered bonds in issue; these bonds, together with those held internally, are secured on certain loans and advances to customers amounting to £31,345 million (31 December 2021: £36,729 million) that have been assigned to bankruptcy remote limited liability partnerships. These loans are retained on the Group's balance sheet.
Cash deposits of £3,936 million (31 December 2021: £3,455 million) which support the debt securities issued by the structured entities, the term advances related to covered bonds and other legal obligations are held by the Group.